Shuttle Pharmaceuticals Holdings, Inc.

Nasdaq: SHPH

Investor Presentation

Fall 2024

Forward Looking Statements

All of the information contained within this business presentation (the "Presentation") has been obtained from sources generally believed to be reliable by Shuttle Pharmaceuticals Holdings, Inc. (referred to herein as "Shuttle Pharmaceuticals," "Shuttle Pharma" or the "Company"). However, such information is not necessarily accurate or complete and cannot be guaranteed. Although Shuttle Pharmaceuticals has endeavored to include summary information that it believes to be relevant for purposes of evaluating the merits of an investment in the Company, each recipient of this Presentation understands that Shuttle Pharmaceuticals does not make any representation or warranty as to the accuracy or completeness of the information included herein and that only those representations or warranties that are specifically set forth in a definitive agreement signed by the Company and the investors therein will have a binding legal effect.

Furthermore, the information contained within this Presentation may contain forward-looking statements within the meaning of U.S. federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. Forward-looking statements can generally be identified because they would contain words such as "may," "will," "should," "expects," "plans," "anticipates," "intends," "targets," "projects," "contemplates," "estimates" or "predicts" or the negative of such terms or similar expressions relating to the Company's expectations, strategy, plans or intentions. We have based such forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition or results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in such forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements.

The recipient of this Presentation agrees to treat the information contained herein in a confidential manner, and to not disclose such information or reproduce this Presentation, either in whole or in part, without the prior written consent of the Company.

Prior to making any investment in Shuttle Pharmaceuticals, potential investors are responsible for conducting their own due diligence and consulting with their own legal, accounting and financial advisors. Any investment in Shuttle Pharmaceuticals carries a high risk of loss and should only be considered by accredited investors who can afford the loss of their entire investment. By acceptance of this Presentation, the recipients hereby acknowledge that they are sophisticated investors with the means to conduct their own investigation of the business and financial affairs of Shuttle Pharmaceuticals.

If, for any reason, the recipient is either unable or unwilling to acknowledge and abide by these conditions, please do not proceed any further and immediately return this Presentation to:

Anatoly Dritschilo, MD, FACR
CEO, Shuttle Pharmaceuticals Holdings, Inc.
401 Professional Drive, Suite 260
Gaithersburg, MD 20879
Phone: 240-403-4212
anatoly.dritschilo@shuttlepharma.org

For illustrative purposes only. Past performance is not indicative of future results. An Investment in the Company's securities is speculative, illiquid and there may be a total risk of loss. There is no guarantee that any specific outcome will be achieved.

The Fundamental Problem of Radiation Therapy:

Cancers are surrounded by radiation sensitive, dose-limiting normal tissues











A
B
Sensitizer
Probability
Tumor Control
Major Complications
Dose

Sensitization of cancer cells to radiation therapy

- Radiation dose determines cancer curability
- Radiation therapy limitations are due to sensitive adjacent normal tissues
- Sensitizer drugs make cancer cells more sensitive to radiation therapy
- Currently available sensitizer drugs are mostly used "off-label"

Activation of the immune response augments post-RT tumor responses

- Radiation of cancers induces antigens and activates cellular immunity
- Pembrolizumab and Durvalumab immune therapies of lung cancers have shown improved responses after SBRT or after chemoradiation, respectively
- HDAC6 selective inhibitors enhance immune responses in pre-clinical models

Company Overview: drugs combined with RT for cancer treatment

Shuttle Pharma (Nasdaq: SHPH) is a clinical-stage pharmaceutical company, developing next generation drugs and diagnostics to improve outcomes for cancer patients treated with radiation therapy (RT).





Shuttle Pharmaceuticals Holdings, Inc. (SHPH, Nasdaq)
Shuttle Pharmaceuticals, Inc.
Shuttle Diagnostics, Inc.



Therapeutics

- **Ropidoxuridine** is a clinical stage, orally-administered cancer radiation sensitizer
- **SP-2-225** is a pre-clinical stage, selective HDAC6 inhibitor for innate post-RT immune system activation

Diagnostics

- **PC-RAD Test** is a predictive blood test of therapeutic outcomes to RT for organ-confined prostate cancers
- **PSMA-B ligand** is a theranostic molecule for diagnosis and therapy of metastatic prostate cancers

Therapeutics – How does Ropidoxuridine (IPdR) work?

Ropidoxuridine (IPdR) is the prodrug of IUdR, a powerful radiation sensitizer, reported to improve clinical outcomes of patients treated for brain tumors and sarcomas in NIH supported Phase I/II clinical studies.



aldehyde oxidase
IPdR
IUdR

Tumor	Treatment	Median survival (Months)
Anaplastic astrocytomas (Grade 3 of 4)*	RT alone	24
	RT + IUdR	39
Glioblastoma Multiforme (Grade 4 of 4)**	RT alone	9
	RT + IUdR	15

Mechanism

After oral administration of Ropidoxuridine (IPdR), the prodrug is metabolized to IUdR, incorporates into the DNA of rapidly growing cancer cells and enhances RT induced DNA breaks by a free-radical mechanism.



IPdR
1:1 conversion by aldehyde
IUdR
Thymidine kinase
IdUMP
Thymidylate kinase
IdUTP
DNA breaks
Reactive uracil radicals
Ionizing radiations

Comments and Observations

- **IUdR required constant infusion delivery**, subjecting patients to adverse events.
- **IPdR is an orally administered prodrug**, converted to IUdR for the sensitizer effect.
- **A Phase I and pharmacology study of Ropidoxuridine and RT,** funded by an NIH SBIR contract awarded to Shuttle Pharma with Brown University/Rhode Island Hospital as sub-contractor, identified the MTD of 1200 mg daily for 28 days, with 4 patients showing partial response, 9 stable disease, 1 progressive disease (Clin Cancer Res, 2019).

Ropidoxuridine (IPdR) – Clinical Asset Development

- Phase II study of Ropidoxuridine + RT in IDH wild-type, methylation negative glioblastoma patients.


D1
D1 + RT (30 Tx)
Randomize
40 patients
20 pts @ 1,200 mg/day
20 pts @ 960 mg/day
14 pts @
Optimal Dose
D(optimum) + RT (30 Tx)
Follow-up
Survival Endpoint
34 patients
D2
D2 + RT (30 Tx)

- TCG GreenChem manufactured API, University of Iowa Pharmaceuticals formulated the drug product (capsules).
- Theradex Oncology provides CRO services for the multi-institutional, IRB approved, Phase II clinical trial.
- IND has been approved and the FDA has issued a safe to proceed letter.
- Clinical enrollment has been initiated. Six (6) East Coast Cancer Centers have been engaged.
- Enrollment is anticipated to require 12 to 18 months. Early results readout is anticipated in ~ 24 months.

Therapeutics: Selective HDAC Inhibitor Development

Therapeutic Pipeline includes histone deacetylase inhibitors for post-RT immune stimulation and treatment of ER+ breast cancers.

	Program	Pre-clinical / Phase 1 / Phase 2 / Phase 3	Next Anticipated Milestone
DNA Mediated Radiation Sensitization	Ropidoxuridine – Brain Tumors and Sarcomas		Initiate Phase II Clinical Testing
	IPdR + TPI – Proton Beam		IND Enabling Study
HDAC Inhibitor Platform Technology	Class II HDAC6 Selective	SP-2-225 Activates Post-RT Immune System	IND Enabling for Clinical Testing Multiple Sites
	Class I – ER+ Targeting	SP-1-303 Inhibits ER+ Breast Cancer Growth	IND Enabling for Clinical Testing Breast Cancers
	Dual Function Pan HDAC	SP-1-161 Sensitizes Head & Neck Cancers	IND Enabling Clinical Testing H&N, Lung

Mechanism
HDAC inhibitors


ATM activation/ HDAC selective domain
Zn Binding Domain


Acetylated
HAT
HDAC
HDACi
ATMa
De-acetylated

Comments and Observations

- Novel HDAC inhibitors - discovered and patented by Shuttle Pharma scientists.
- Candidate lead HDAC6 inhibitor (SP-2-225) for RT and immunotherapy treatment.
- Candidate Class I HDAC inhibitor (SP-1-303) for ER+ breast cancer treatment.

Therapeutics: HDAC6 selective inhibition with SP-2-225


5 days
SP-2-225(25mg/kg)
5 days
SP-2-225(25mg/kg)
3 days
SP-2-225(25mg/kg)
End point
0d
11d
17d
22d
26d
Implant 1x10^6
SM1 cells
Vehicle
SP-2-225 (25 mg/kg)
Tumor Volume (mm3)
3000
2500
2000
1500
1000
500
Days
10
12
14
16
18
21
23
26
p<0.00001

SP-2-225 inhibits HDAC6, prolongs macrophage polarization in the M-1 (inflammatory state), resulting in an enhanced immunogenic response to cancer antigens and irradiated tumors.

The next step is to perform IND-enabling studies and perform a Phase I clinical trial


Untreated tumor microenvironment
Tumor promoting Factors, angiogenesis
Tumor cells
Tumor resident M2 like macrophages
Anti-inflammatory cytokines
Radiotherapy
Tumor antigens
Phenotypic shift
M1 like macrophages
M2 like macrophages
Anti-inflammatory cytokines
Radiotherapy + SP-2-225 treated M1 macrophage adoptive cell therapy
M1 macrophages
M1/M2 ratio
Tumor antigens
Tumor antigen activated CD8 T-cell
SP-2-225 + M1 macrophages
Pro-inflammatory cytokines
CD8 T-cells

Noonepalle SKR et al, Radiotherapy-induced Immune Response Enhanced by Selective HDAC6 Inhibition. Mol Cancer Ther. 2023 PMID: 37586844; PMCID: PMC10878032.

Therapeutics: Clinical and Pre-clinical Development Strategies

1. **Clinical development of Ropidoxuridine & RT**
    - Complete the Phase II clinical trial of Ropidoxuridine & RT in glioblastoma brain tumors
    - Seek FDA “breakthrough” designation and early marketing approval for glioblastoma indication
    - Prepare Ropidoxuridine and RT randomized Phase III clinical trial for full marketing approval
    - Perform a Phase II clinical trials to expand clinical indications to sarcomas

2. **Pre-clinical development of HDAC6 selective inhibitor SP-2-225**
    - Scale-up manufacturing and formulation
    - Perform IND-enabling studies of SP-2-225 for a Phase I clinical trial
    - Perform the Phase II clinical trials of SP-2-225 and RT for multiple cancer indications

3. **Pre-clinical development of HDAC 1&3 selective inhibitor SP-1-303**
    - Scale-up manufacturing and formulation
    - Contract academic institution to test pre-clinical, in vivo efficacy, in ER+ beast cancer models
    - Perform IND-enabling studies of SP-1-303 for a Phase I clinical trial
    - Perform the Phase I clinical trial of SP-1-303 in advanced breast cancers

Diagnostics: Clinical Validation of the PC-Rad Test

- **Market Opportunity: Predictive biomarkers for prostate cancers**
  - **~ 268,000 new prostate cancer cases** annually in the U.S. **(incidence)**
  - **~ 3,100,000** patients currently live with prostate cancer in the U.S. **(prevalence)**
  - **~ 66,000** patients with localized radiation (30%) receive RT for prostate cancer

- **Diagnostic tests predicting prognosis may help direct potential interventions.**
- **Global prostate cancer diagnostics market size was estimated at $8.56 billion in 2023.**
- **There is no currently available tests predictive of success of a specific treatment.**
- **Address the key unmet need for a minimally invasive diagnostic test to inform the clinician and patient of potential success of RT for prostate cancer treatment.**
- **The PC-Rad Test is a predictive pre-treatment blood test, measuring metabolite levels.**

Sources: American Cancer Society Facts & Figures, National Cancer Institute Cancer Statistics 2020
Clarivate Research; Prostate Cancer – Landscape & Forecast – Disease Landscape & Forecast, published January 2023
Grandview Research – Market Analysis Report - 2023

PC-Rad Test Kit Components

- **Calibrants for standard vials/ metabolomics and lipidomics**
- **QC and internal standards**
- **NIST Plasma reference standard**
- **User Manual Guide**
- **USB Stick with proprietary software to calculate score index**
- **2 x 96 well plate for sample preparation**
- **Pre-formatted mat/plate cover**


Shuttle Pharma Inc.
User Manual Guide
PC-Rad Test
Shuttle Pharma Inc.
PC-Rad Test

Diagnostics: Product Development – PSMA-B ligand

- **The prostate-specific membrane antigen (PSMA) is located on the outside membranes of prostate cancer cells.**
- **The PSMA ligand binds to PSMA, dimerizes, and is internalized into the cell. Radioactive molecules can be attached to the ligand.**
- **Theranostic radiopharmaceuticals are marketed for imaging (PET scanning) or treatment of patients with advanced PSMA–positive metastatic castration-resistant prostate cancer.**

PSMA-B is a novel ligand invented by Shuttle Pharma scientists for use in prostate cancer treatment. Potential uses include diagnostic and therapeutic applications.



^{177}Lu-PSMA
Dimerization
PSMA
Internalization
dsDNA damage
Cell Death

Adapted from: Radiotheranostics in advanced prostate cancer: Current and future directions. Jia AY, Kiess AP, Li Q, Antonarakis ES. Prostate Cancer Prostatic Dis. 2024.. PMID: 37069330.

Theranostics: PSMA ligand for diagnosis and treatment

Market Opportunity: PSMA imaging and therapy

- The Global PSMA PET Imaging Market reached $1.5 billion in 2022 and is expected to reach $2.0 billion by 2030.
- PYLARIFY (piflufolastat F-18) is a radioactive diagnostic agent marketed by Lantheus for prostate cancer PET scanning.
- PLUVICTO (^{177}Lu-PSMA-617), is a radiopharmaceutical marketed by Novartis to treat adults with advanced PSMA–positive metastatic castration-resistant prostate cancer.

Shuttle Diagnostics: PSMA-B intellectual property

- PSMA-B is a novel molecule designed for boron proton capture and boron neutron capture therapy.
- PSMA-B has nanomolar affinity for PSMA as determined by enzyme inhibition.
- PSMA-B theranostic development for prostate cancer.

Source: Clarivate Research; Prostate Cancer – Landscape & Forecast – Disease Landscape & Forecast, published January 2023

PET Scan
Widely metastatic prostate cancer





Diagnostics: Clinical and Pre-clinical Development Strategies

1. Develop the PC-Rad Test intellectual property as a predictive diagnostics test

Predictive Biomarker for Prostate Cancer

- Establish and validate the predictive assay in the context of use (COU) for FDA approval.
- Perform a muti-institutional clinical trial of the PC-RAD Test in prostate cancer patients receiving RT as primary treatment for localized disease.

2. Develop PSMA-B intellectual property for theranostic applications

PSMA-B ligand evaluation for diagnosis and therapy

- Complete PSMA-B cellular studies to determine sensitization to proton and neutron radiation.
- Perform radioisotope labelled PSMA-B imaging studies in an animal model of prostate cancer (academic collaboration).
- Synthesize and screen PSMA-B ligand-drug conjugates for targeted prostate cancer treatment.

Shuttle Pharmaceuticals Holdings, Inc. - Intellectual Property

1. Ropidoxuridine (radiation sensitizers)

- Orphan disease designation, manufacturing technology, and method of use patent for the next generation IPdR/TPI formulation.

2. Selective HDAC inhibitors (radiation sensitizers/immune modulators)

- > 20 composition of matter patents in the U.S., Canada and Europe for novel HDAC inhibitors including HDAC6 (Class IIb) selective SP-2-225, HDAC 1 and 3 (Class I) selective HDAC inhibitor SP-1-303.
- Patents are the Company's exclusive properties, invented or co-invented by Shuttle Pharma's scientists, no milestones or royalty payments.

3. PC-RAD Test (predictive biomarker)

- Metabolomics-based diagnostic predictive biomarker. Exclusive license of intellectual property from Georgetown University.

4. PSMA-B (theranostic/diagnosis)

- Boron containing PSMA ligand for use in the treatment and diagnosis of prostate cancer. Exclusively developed for Shuttle Pharma by collaboration with non-company chemists and exclusive license of intellectual property from inventors.

Financial Overview

Shuttle Pharmaceuticals Cap Table as of September 30, 2024	
Common Stock	2,946,099
RSUs Outstanding	53,838
Warrants Outstanding	184,000
Total Shares on a Fully Diluted Basis	3,183,937

Capital Market Profile	
Exchange/Ticker	NASDAQ: SHPH
Closing Stock Price*	$1.34
52 Wk High/Low*	$1.03 - $4.94
Market Cap*	$3.9M

* As of 10/23/2024

Experienced Leadership Team



Anatoly Dritschilo, MD
CEO & Chairman

- Founder & CEO of Shuttle Pharma; Chairman, Board of Directors since 2017
- Former Member, Board of Directors, Neopharm Inc.
- Former Chairman, Department of Radiation Medicine, Medical Director Georgetown University Hospital, interim Director, Lombardi Cancer, Georgetown University School of Medicine,
- Fellow ACR, NAI



Peter Dritschilo, MBA
President & COO

- President & COO of Shuttle Pharma 2012
- CFO Shuttle Pharma
- (2012-2019)
- Co-Founder Shuttle Pharma
- Radiation oncology administrator:
- Rad America, Inova Health
- MBA, George Washington University



Michael Vander Hoek, MHSA
VP Regulatory

- VP Regulatory Shuttle Pharma 2012
- CFO Shuttle Pharma 2019 - 2024
- Former Administrative Director, Lombardi Cancer Center
- MHSA George Washington University



Tyvin Rich, MD
Medical Director

- Medical Director of Shuttle Pharma 2019
- Radiation Oncology Training – Harvard, MGH
- Radiation Oncology faculty Harvard JCRT, MD Anderson Cancer Center, Radiation sensitizer clinical trials
- Chairman of Radiation Oncology, University of Virginia



Mira Jung, PhD
Scientific Director

- Scientific Director of Shuttle Pharma 2012
- Co-Founder Shuttle Pharma 2012
- Radiation Biology, Georgetown University
- Professor of Radiation Medicine Georgetown University
- PD Molecular Biology University of Kansas



Timothy J. Lorber, CPA
CFO

- CFO of Shuttle Pharma 2024
- CPA with >40 years financial experience
- Former Managing Director and Chief Accounting Officer Legg Mason, Inc.
- Audit Director Freddie Mac
- BA accounting, Loyola University

Board of Directors



Steve Richards, MBA, CPA

Businessman
CEO, Endurance Media

- Founder and CEO of Endurance Media
- Former Co-President and COO Silver Pictures
- Expertise in financial structuring, capital procurement, strategic business development, corporate management
- MBA, UCLA, Anderson School, CPAF
- Chair, Audit and Corporate Governance Committees



Milton Brown, MD, PhD

Vice Dean for Research
East Virginia Medical School

- Former Professor & Director, Drug Discovery Center, Georgetown University/LCC
- Former Director, Center for Drug Discovery at George Mason University
- Former Director, Inova Center for Drug Discovery and Development
- Co-Founder Shuttle Pharma
- PhD Chemistry, University of Alabama MD University of Virginia



Bette Jacobs, PhD

Professor/Distinguished Scholar
Georgetown University

- Distinguished Scholar and co-founder at the O'Neill Institute for National and Global Health Law
- Fellow and Visiting Professor at Campion Hall University of Oxford
- Former Dean, Georgetown University School of Nursing and Health Studies
- Former Vice President for Honda of America Manufacturing



Chris Senanayake, PhD

CEO, TCG GreenChem

- Founder and Chief Executive Officer (CEO) of TCG GreenChem Inc.
- Chief Scientific Officer of TCG Lifesciences
- Former Senior Scientist at Dow Chemical
- Former Vice President of Chemical Development for Boehringer Ingelheim Pharmaceuticals



Joshua Schafer, MBA

Chief Commercial Officer
& EVP of Business Development
Zevra Therapeutics

- Former VP, Business Development & Strategy, Mallinckrodt Pharmaceuticals
- Former VP, Astellas Pharma
- Director Oncology Marketing of Takeda Pharma
- MBA, Northwestern University, Kellogg School
- Chair Compensation Committeel

THANK YOU



Shuttle Pharmaceuticals Holdings, Inc.
Anatoly Dritschilo, MD, CEO
Tel: (240) 403-1212
Email: anatoly.dritschilo@ShuttlePharma.org

Investor Relations
Lytham Partners
Robert Blum
Tel: (602) 889-9700
Email: SHPH@LythamPartners.com